Exhibit 10.12.9

AMENDMENT NO. 9

to the

DEVELOPMENT AND MANUFACTURING SERVICES AGREEMENT

dated 6th September 2017

between

LONZA SALES AG

and
LONZA AG
and

DENALI THERAPEUTICS INC.

B27002/MM/RC/18Nov22

THIS AMENDMENT is made on the 07-Dec-2022 I 12:56:23 GET

BETWEEN

LONZA SALES AG incorporated and registered in Switzerland whose registered office is at Muenchensteinerstrasse 38, CH-4002, Basel, Switzerland; and

LONZA AG incorporated and registered in Switzerland whose registered office is at Muenchensteinerstrasse 38, CH-4002, Basel, Switzerland; and

DENALI THERAPEUTICS INC. 161 Oyster Point Blvd, South San Francisco, CA 94080, U.S.A ("Customer")

WHEREAS

A.Customer and Lonza are Parties to a development and manufacturing services agreement dated 6th September 2017, as amended (the "Agreement"), pursuant to which Lonza is required to perform Services for Customer relating to the Cell Line and Product described (all terms as defined in the Agreement); and
B.Lonza AG was made party to the Agreement by an Amendment dated 8 December 2020 in relation to work to be performed in Switzerland; and
C.Lonza and Customer now wish to amend the terms of the Agreement.

NOW THEREFORE it is hereby agreed by the parties to amend the Agreement as follows:

1.The capitalized words and phrases used herein but not defined shall have the same meaning as ascribed to them in the Agreement.
2.The Parties wish to change the lncoterm applicable to delivery from Ex Works the Facility to FCA the Facility. Accordingly, Clause 8.1 shall be deleted and replaced with the following:

8.1Delivery. All Product shall be delivered FCA (as defined by lncoterms® 2020) from the Facility ("Delivery"). Lonza shall deliver to Customer the Certificate of Analysis, the Certificate of Compliance and such other documentation as is reasonably required to meet all applicable regulatory requirements of the Governmental Authorities (the "Release") not later than the date of Delivery of Batches. With respect to any Customer Materials, title and risk of loss shall remain with the Customer and shall not transfer to Lonza. With respect to Product, title and risk of loss shall transfer to Customer upon Release in accordance with this provision.

3.This Amendment forms part of the Agreement. Save as herein provided all other terms and conditions of the Agreement shall remain in full force and effect.

B27002/MM/RC/18Nov22

IN WITNESS WHEREOF the parties have caused this Amendment No.9 to be executed by their respective representatives thereunto duly authorised as of the day and year first above written.

Signed for and behalf of
LONZA SALES AG
Title

Signed for and behalf of
LONZA SALES AG
Title

Signed for and behalf of
LONZA AG
Title

Signed for and behalf of
LONZA AG
Title

Signed for and behalf of

DENALI THERAPEUTICS INC.	Title
B27002/MM/RC/18Nov22